                                                                   EXHIBIT 10.01

                      EXTENSION AND MODIFICATION AGREEMENT

         This Extension and Modification Agreement (the "Agreement") is entered into as of December 30, 2004 by and among U.S. Bank National Association, formerly known as Firstar Bank, N.A., a national banking association with an office located at 175 South Third Street, Columbus, Ohio 43215 (the "Bank") and HMI Industries, Inc., a Delaware corporation with its principal place of business located at 13325 Darice Parkway, Unit A, Strongsville, Ohio 44149 (the "Borrower").

                               BACKGROUND RECITALS

     A. On or about June 8, 2001 the Borrower and the Bank entered into a Revolving Credit Agreement along with an Addendum to Revolving Credit Agreement and a Financial Definitions Supplement (the "Loan Agreement") by the terms of which the Bank agreed to make available to the Borrower from time to time prior to December 1, 2003, the maximum principal amount of $2,000,000.00 for working capital purposes (the "Revolving Loan"). The Loan Agreement further provided that the loan proceeds would be made available to the Borrower, pursuant to a Borrowing Base calculation, in an amount equal to the sum of eighty percent (80%) of the face amount of Eligible Accounts and fifty percent (50%) of the Borrower's cost of Eligible Inventory (as such terms are specifically defined and described in the Loan Agreement). The Loan Agreement further provides that the Borrower will provide financial statements to the Bank on a quarterly basis within forty-five (45) days of the end of each quarter which shall be management-prepared and an annual audited financial statement prepared by an accounting firm acceptable to the Bank within one hundred twenty (120) days of the end of each fiscal year. The Loan Agreement further provides that the Revolving Loan will be secured by a security interest covering all of the Business Assets (as hereinafter defined) of the Borrower as evidenced by a Security Agreement and Financing Statements. The Loan Agreement also contains other covenants and conditions including financial covenants relating to tangible net worth, EBITDA calculations, indebtedness and restrictions, maximum capital expenditures, dividend restrictions, employee advances, capital expenditures restrictions, cash flow coverage ratios, current ratios and debt to worth ratios.

     B. On or about June 8, 2001, in accordance with the terms of the Loan Agreement, the Borrower executed and delivered to the Bank its Revolving Credit Note (the "Note") in the principal amount of $2,000,000.00. The Note provides that the principal amount outstanding will bear interest at an annual rate equal to the prime rate of the Bank as announced from time to time which will be adjusted each time the prime rate changes. The Note further provides that the interest will be payable monthly beginning July 1, 2001 and continuing on the same day of each month thereafter until December 1, 2003 at which time the principal, plus any accrued and unpaid interest, will be paid in full.

     C. On or about June 8, 2001, in order to secure the Revolving Loan and the Note, the Borrower executed and delivered to the Bank its Business Security Agreement by


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the terms of which it granted to the Bank a security interest in all of its accounts, instruments, documents, chattel paper, general intangibles, contract rights, investment property, securities and certificates of deposit, deposit accounts, letter of credit rights, inventory, equipment, and fixtures, as more specifically described therein (the "Business Assets"). The security interest was perfected by the filing of financing statements with the Recorder of Cuyahoga County, Ohio and with the Secretary of State of Ohio.

     D. On or about March 1, 2002, in order to further secure the Revolving Loan and the Note, the Borrower executed and delivered to the Bank another Business Security Agreement covering its Business Assets.

     E. On or about January 17, 2003 the Borrower and the Bank entered into an Amendment to Loan Agreement and Note (the "First Amendment") by the terms of which the Maturity Date was extended to January 31, 2004 and the maximum amount available under the terms of the Revolving Loan was increased to $3,000,000.00. The First Amendment further provided that the interest would continue to be paid on the first day of each and every month which payments would continue until January 31, 2004, at which time the principal and any accrued and unpaid interest would be paid in full. This Amendment also deleted the financial covenant related to employee advances.

     F. On or about October 30, 2003 the Borrower and the Bank entered into an Amendment to Loan Agreement and Note (the "Second Amendment") by the terms of which the financial covenant related to interest coverage was amended.

     G. On or about December 15, 2003 the Borrower and the Bank entered into an Amendment to Loan Agreement and Note (the "Third Amendment") by the terms of which the Maturity Date of the Revolving Loan was extended until October 15, 2004. This Third Amendment also amended the financial covenants related to Tangible Net Worth and Capital Expenditures. The Third Amendment also modified the financial covenant related to interest coverage and also provided that interest was to continue to be paid monthly on the first day of each month with such payments continuing until October 15, 2004, at which time the principal and any accrued and unpaid interest was to be paid in full.

     H. On or about February 20, 2004, the Borrower and the Bank entered into a letter amendment by the terms of which the Bank waived the Borrower's violations of the tangible net worth covenant and the EBITDA/interest coverage covenants of the Loan Agreement.

     I. On or about October 15, 2004, by means of a letter to the Borrower, the Bank waived the Borrower's default of the tangible net worth and financial reporting covenants of the Loan Agreement by eliminating the tangible net worth covenant through December 31, 2004, and amending the financial reporting covenants.

     J. On or about October 15, 2004 the Borrower and the Bank entered into an Amendment to Loan Agreement and Note (the "Fourth Amendment") by the terms of which the Maturity Date of the Revolving Loan was extended to December 31, 2004 in the


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maximum amount of $3,000,000.00. In addition, the Fourth Amendment modified the financial covenant related to indebtedness outstanding and further provided that the unpaid principal amount of the Revolving Loan would bear interest at an annual rate equal to the prime rate of interest as announced by the Bank, as adjusted from time to time, plus 100 basis points. This Fourth Amendment also acknowledged that certain defaults had occurred under Section 2.12 of the Loan Agreement related to the Borrower's financial reporting requirements for the periods ending December 31, 2003, March 31, 2004 and June 30, 2004.

     K. On or about April 2, 2003 the Borrower and the Bank entered into a Consolidated U.S. Bank Treasury Management Service Agreement which governs the treasury management services provided to Borrower and the other listed "Account Holders" which include Health-Mor, Inc. and Health-Mor at Home, and any commercial deposit accounts that have been, or will be established with U.S. Bank by any of these Account Holders (the "Treasury Management Agreement").

     L. There is a principal amount outstanding on the Revolving Loan, as evidenced by the Note, of $ 596,000.00, and accrued and unpaid interest of $3,134.10, as of December 27, 2004.

     M. The Bank has requested that the Borrower secure financing elsewhere in an amount sufficient to pay the Revolving Loan in full. The Borrower has agreed to this request but has requested additional time in which to find another lender. The Bank has agreed to that request contingent upon the execution of this Agreement by the Borrower and the Bank.

     NOW THEREFORE, based on the foregoing Background Recitals, which are incorporated herein as agreements, representations, warranties and covenants of the respective parties, as the case may be, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1. The Maturity Date of the Revolving Loan is hereby extended to March 31, 2005. During this extended term, the Revolving Loan, in the reduced maximum amount of $2,000,000.00, will be available to the Borrower in accordance with the terms of the Loan Agreement, as amended. The amount outstanding under the Revolving Loan will continue to be evidenced by the Note. The principal amount outstanding will continue to bear interest at a rate equal to one percent (1%) plus the prime rate of interest announced by the Bank, as adjusted from time to time with each change in the prime rate. The funds available to the Borrower under the terms of the Revolving Loan will continue to be based on the Borrowing Base calculation described in the Loan Agreement, and as amended. A Borrowing Base Certificate, in the form of "Exhibit A" which is attached hereto and made a part hereof, will be furnished by the Borrower to the Bank within twenty (20) days of each month-end. In the event that the Borrower fails to submit the required Borrowing Base Certificate within the required time, Borrower will pay a $100.00 per day fee so long as the certificate remains outstanding.

     2. The Borrower will make payments of interest only on the Note on the first day of each and every month with the first payment being due on January 1, 2005, and with such payments continuing on the same day of each month thereafter until March 31, 2005, at which time the principal and any accrued and unpaid interest shall be paid in full.

     3. The Borrower covenants and agrees to provide to the Bank management-prepared financial statements on a quarterly basis, within forty-five
(45) days of the end of each fiscal quarter-end. In addition, the Borrower will provide audited financial statements, prepared by a certified public accounting firm acceptable to Bank, within ninety (90) days of fiscal year-end. In the event that financial statements are not provided as required, the Borrower will pay to the Bank a $100.00 per day fee for each day each statement remains outstanding.

     4. Effective upon the date of the execution of this Agreement by all parties, the Loan Agreement is amended by deleting the tangible net worth covenant.

     5. The Treasury Management Agreement is hereby amended to provide that the Bank reserves the right to return any check drawn on the Borrower's depository accounts if the account does not have collected funds in the account to pay the check when presented. This decision by the Bank will be made in its sole and unfettered discretion and the Bank will not be obligated to pay any overdrafts on the account despite having done so on prior occasions.

     6. The Revolving Loan and the Note will continue to be secured by the security interest in all of the Business Assets of the Borrower. The Borrower covenants and agrees to enter into any and all additional security agreements as counsel for the Bank may require in order to properly document the Bank's security interest in the Borrower's Business Assets. In addition, the Borrower hereby authorizes the Bank and its counsel to file any and all financing statements as may be necessary to perfect the security interest in favor of the Bank.

     7. Except as set forth herein, all of the terms and conditions of the Loan Agreement, the Note, the Business Security Agreements, the financing statements and all of the other loan documents entered into between the Borrower and the Bank, as amended, (collectively the "Loan Documents") shall remain in full force and effect. In addition, the Borrower will execute and deliver such additional documents as counsel for the Bank may require in order to document the Revolving Loan and this extension of the Maturity Date, as intended by the parties.

     8. The Bank may, at any time, in its sole discretion, retain an accounting firm to conduct an audit of the Borrower's books and records, the scope of which shall be determined by the Bank, and the cost of which shall be paid by the Borrower.

     9. The Bank may, at any time, in its sole discretion, retain an appraiser to appraise its collateral, the scope of which shall be determined by the Bank, and the cost of which shall be paid by the Borrower.

     10. The Bank has the right, at any time, in its sole discretion, to sell, assign and transfer to a third party all of its right, title and interest in and to the loans and the Loan Documents related thereto.

     11. Borrower acknowledges and agrees that the obligations under the Loan Documents, and all other obligations of any one or more of said parties to the Bank, are owing without setoff, recoupment, defense or counterclaim, in law or in equity, of any nature or kind; and that the obligations are secured by valid, perfected, indefeasible, enforceable, priority liens and security interests in all of the collateral, as more specifically described in the Loan Documents, including the ones executed and delivered in conjunction with this Agreement.

     12. Borrower reaffirms, ratifies, confirms and approves its obligations and duties under the Loan Documents as modified by this Agreement. All of the Bank's rights and remedies against Borrower, and the collateral, are expressly reserved, including all rights and remedies resulting from or arising in connection with existing defaults. Nothing herein is a consent to further worsening of existing defaults, or new events of default, or in any way prejudices the Bank's rights and remedies under the Loan Documents, this Agreement, or applicable law.

     13. An event of default under this Agreement shall constitute an event of default under the Loan Documents, and an event of default under the Loan Documents shall constitute an event of default under the terms of this Agreement. Upon the occurrence of any such event of default, and without notice or demand, the Bank shall have the right to exercise any remedies provided in the Loan Documents or this Agreement, or under applicable law, and the Note will be immediately due and payable in full.

     14. The Borrower represents and warrants that it is not aware of, and possesses no, claims or causes of action against the Bank. Notwithstanding this representation, and as further consideration for the agreements and understandings herein, Borrower, in every capacity, including without limitation, shareholders, officers, partners, directors, investors or creditors, or any one or more of such, and each of their employees, agents, executors, successors and assigns, hereby release the Bank and its officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns from any liability, claim, right or cause of action which now exists, or hereafter arises, whether known or unknown, arising from or in any way related to the facts in existence as of the date hereof.

     15. No failure or delay on the part of the Bank in the exercise of any power or right, and no course of dealing between Borrower operates as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for in the Loan Documents are cumulative and not exclusive of any remedies which may be available to the Bank at law or in equity.

     16. Borrower represents and warrants that the execution, delivery and performance of this Agreement and all agreements and documents delivered in conjunction


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herewith have been duly authorized by all necessary corporate and probate law and action and do not and will not require any further consent or approval, or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, termination or award presently in effect having applicability to Borrower or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which its properties may be bound or affected.

     17. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior contemporaneous or subsequent oral agreements by the parties. All prior and contemporaneous oral agreements, if any, between the Bank on the one hand, and any of the other parties on the other hand, are merged into this Agreement and do not survive the execution of this Agreement. Modifications or amendments to this Agreement must be in writing and signed by all parties in order to be effective. This Agreement may be executed in any number of counterparts which, when taken together, shall constitute but one agreement.

     18. At the time of the execution of this Agreement the Borrower will pay to the Bank an extension fee of $3,000.00. In addition, Borrower agrees that, when billed, it shall pay the costs and expenses, including attorney fees, incurred by the Bank arising from or relating in any way to this Agreement and any subsequent negotiations, agreements and disputes. Furthermore, the costs and expenses shall constitute a part of the obligations under the Loan Documents and shall be secured by the collateral.

     19. This Agreement is governed by the laws of the State of Ohio and is binding on each party and their respective successors, assigns, heirs and personal representatives, and shall inure to the benefit of the Bank and its successors and assigns. If any provision of this Agreement conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this Agreement.

     20. The undersigned Borrower authorizes any attorney at law to appear in any court of record in any county in the State of Ohio, or elsewhere, where the Borrower signed the Note or this Agreement, or can be found, after the obligation evidenced thereby, or any part thereof becomes due and is unpaid, and to waive the issuance and service of process and confess judgment against the undersigned in favor of the holder of the Note for the amount then appearing due, together with the costs of suit, and thereupon to release all errors and waive all right to appeal and stay of execution. The insolvency of the Borrower shall not impair the authority herein granted. Such authority shall not be exhausted by one exercise, but judgment may be confessed from time to time as any sums and/or costs, expenses or reasonable counsel fees shall be due, by filing an original or a photostatic copy of the Note.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective on the date indicated on the first page.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SECTION 2323.13, OHIO REVISED CODE)


BANK:                                          BORROWER:

         U.S. Bank National Association                 HMI Industries, Inc.,
         fka Firstar Bank, N.A.                         a Delaware corporation


By:  /s/ Mark E. Storer                        By:  /s/ Julie A. McGraw
     -------------------                           --------------------
         Mark E. Storer                                 Julie A. McGraw
         Senior Vice President                          Chief Financial Officer

                                                                       Exhibit A

                                    U.S. BANK

                           BORROWING BASE CERTIFICATE

Pursuant to our loan Agreement dated June 8, 2001, (the Agreement, between HMI Industries Inc., (the "Borrower"), and Firstar, N.A., (the "Bank"), the undersigned hereby certifies that he/she is an authorized signer for the Borrower that the Borrowing Base (as defined in the Agreement) that is required once a minimum of $500,000 is outstanding as of ______ is calculated as follows:

------------------------------------------------------------------------------------------------------- --------------
1.  Eligible Accounts
---------------------
------------------------------------------------------------------------------------------------------- --------------
All Accounts Receivable                                                                                     $________
------------------------------------------------------------------------------------------------------- --------------
Less Accounts over 90 days from invoice                                                                      ________
------------------------------------------------------------------------------------------------------- --------------
Less Accounts of debtor who are also creditors to the extend of credit (contra accounts)                     ________
------------------------------------------------------------------------------------------------------- --------------
Less Accounts to affiliate and employees                                                                     ________
------------------------------------------------------------------------------------------------------- --------------
Less non insured foreign Accounts                                                                            ________
------------------------------------------------------------------------------------------------------- --------------
Plus non insured  foreign  Account of 90 days (already  accounted  for in "Less  Accounts over 90 days       ________
from invoice")
------------------------------------------------------------------------------------------------------- --------------
Less 10% insured foreign Accounts                                                                            ________
------------------------------------------------------------------------------------------------------- --------------
Less Accounts subject to adjustment or in dispute                                                            ________
------------------------------------------------------------------------------------------------------- --------------
Less Accounts of any customer  balance that 25% of the balance due is over 90 days then entire Account       ________
is ineligible.
------------------------------------------------------------------------------------------------------- --------------
Total Eligible Accounts                                                                                      ________
------------------------------------------------------------------------------------------------------- --------------
Less 20%                                                                                                     ________
------------------------------------------------------------------------------------------------------- --------------
TOTAL ELIGIBLE ACCOUNTS                                                                                     $________
------------------------------------------------------------------------------------------------------- --------------
2.  Eligible Inventory (Cost Basis)
----------------------------------
------------------------------------------------------------------------------------------------------- --------------
      -excludes WIP and consigned inventory
------------------------------------------------------------------------------------------------------- --------------
Inventory at Cost:                                                                                          $________
------------------------------------------------------------------------------------------------------- --------------
Less 50%                                                                                                     ________
------------------------------------------------------------------------------------------------------- --------------
Net Inventory                                                                                               $________
------------------------------------------------------------------------------------------------------- --------------
TOTAL ELIGIBLE INVENTORY
------------------------------------------------------------------------------------------------------- --------------

------------------------------------------------------------------------------------------------------- --------------
3.  Borrowing Base
------------------
------------------------------------------------------------------------------------------------------- --------------
A.  Total Eligible Accounts                                                                                 $________
------------------------------------------------------------------------------------------------------- --------------
B.  Total Eligible Inventory                                                                                 ________
------------------------------------------------------------------------------------------------------- --------------
    Difference if B is greater than A                                                                        ________
------------------------------------------------------------------------------------------------------- --------------
C.  Borrowing Base (A+B)               (B cannot be greater than A)                                          ________
------------------------------------------------------------------------------------------------------- --------------
D.  Less Outstanding as of Report Date                                                                       ________
------------------------------------------------------------------------------------------------------- --------------
E.  AVAILABILITY AS OF REPORT DATE                                                                          $________
------------------------------------------------------------------------------------------------------- --------------
Are accounts  receivable  from customers  located in MN, NJ or WV greater than 5% of any one debtor or         Yes/No
25% in total?
------------------------------------------------------------------------------------------------------- --------------


The undersigned further certifies that, to the best of his/her knowledge and belief as of the date hereof, no even of default of any clause of the Agreement nor any event which, with notice or lapse of time or both, would constitute such an Event of Default has occurred and is continuing unremedied under this Agreement.



Dated __________________________. 200_

By:________________________________

Its:________________________________